UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2022
SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1725 Hughes Landing Blvd, Suite 800
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 231-2660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SND	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 7, 2022, Smart Sand, Inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, 44,723,012 shares of common stock were outstanding, each entitled to one vote per share. At the Annual Meeting, the Company’s stockholders were requested to: (i) elect two Class III members of the Company’s board of directors to serve until the Company’s 2025 annual meeting of stockholders; (ii) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; (iii) approve Amendment No. 1 to the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan to increase the available shares reserved thereunder; (iv) approve, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2021; and (v) approve, on an advisory basis, of holding the advisory vote on the compensation of our named executive officers every year. Each of the foregoing proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 27, 2022.

1.    The stockholders elected José E. Feliciano and Charles E. Young to serve as Class III members of the Company’s board of directors for a three-year term. The results of the voting are as follows:

Name	For	Withheld	Broker Non-Votes
José E. Feliciano	25,991,263	1,796,496	8,680,067
Charles E. Young	26,048,111	1,739,648	8,680,067

2.     The stockholders also approved the proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results for this proposal were 35,995,001 shares for, 365,710 shares against, and 107,115 shares abstained.

3.    The stockholders also approved Amendment No. 1 to the Smart Sand, Inc. Amended and Restated 2016 Omnibus Incentive Plan. The voting results for this proposal were 24,610,613 shares for, 3,100,280 shares against, 76,866 shares abstained, and 8,680,067 shares were broker non-votes.

4.     The stockholders also approved, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers during the year ended December 31, 2021. The voting results for this proposal were 26,029,761 shares for, 568,354 shares against, 1,189,644 shares abstained, and 8,680,067 shares were broker non-votes.

5.    The stockholders also approved, on a non-binding and advisory basis, holding the advisory vote on compensation paid to the Company’s named executive officers every year. The voting results for this proposal were 27,280,180 shares for every year, 271,035 shares for every two years, 83,287 shares for every three years, and 153,257 shares abstained. The Company has determined that it will hold an advisory vote on executive compensation every year until the next stockholder advisory vote on the preferred frequency of advisory votes on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated:	June 8, 2022	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer